UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 15, 2005

NATIONAL VISION, INC.

(Exact name of registrant as specified in its charter)

Commission File No: 001-16635

Georgia	58-1910859
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

296 Grayson Highway

Lawrenceville, Georgia 30045

(770) 822-3600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 15, 2005, the Company issued a press release, attached as Exhibit 99.1 hereto, regarding its results of operations for the second quarter of fiscal 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Exhibit 99.1 – Press Release dated August 15, 2005, titled NATIONAL VISION REPORTS SECOND QUARTER OPERATING RESULTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL VISION, INC.

Date: August 15, 2005	By:	/s/ Paul A. Criscillis, Jr.
Paul A. Criscillis, Jr.
Senior Vice President,
Chief Financial Officer

Exhibit Index

Description	Number

Press Release dated August 15, 2005, titled NATIONAL VISION REPORTS SECOND QUARTER OPERATING RESULTS	99.1